Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com
Brocade Reports Fiscal Q3 2012 Results
Revenue Growth of 10% and Improved Margins Drove Higher EPS Yr./Yr.
SAN JOSE, Calif., August 16, 2012 — Brocade® (NASDAQ: BRCD) today reported financial results for its third fiscal quarter ended July 28, 2012. Brocade reported third quarter revenue of $555.3 million, representing an increase of 10% year-over-year and 2% quarter-over-quarter. The resulting GAAP diluted earnings per share of $0.09, was up from break-even EPS in Q3 2011, and non-GAAP diluted EPS of $0.14, was up 59% year-over-year.
“Fiscal Q3 was a great quarter for Brocade. With continued differentiation in our products and focused execution across our organization, we were able to overcome many issues in the current challenging macroeconomic environment. As a result, our financial performance in the quarter exceeded our expectations for revenue, operating margin and earnings per share,” said Michael Klayko, CEO of Brocade.
Summary of Q3 2012 results:

•
Storage business revenue, including products and services, was $377.6 million, up 13% year-over-year and down 6% sequentially. Storage product revenue increased 17% year-over-year and decreased 6% sequentially, in a seasonally soft quarter for the company. Brocade's industry-leading 16 Gbps Fibre Channel products represented nearly 30% of director and switch revenue in the quarter.

•
Ethernet business revenue, including products and services, was $177.8 million, up 5% year-over-year and up 24% quarter-over-quarter. Revenue growth for the Ethernet business was driven by an increase in Federal sales, which were up 40% year-over-year and 108% quarter-over-quarter. Enterprise business revenue was up 2% year-over-year and up 21% quarter-over-quarter as the Brocade ICX products continue to ramp. Service provider business revenue was up slightly quarter-over-quarter and down 5% year-over-year.

•
GAAP gross margin was 61.3% and non-GAAP gross margin was 63.7% in Q3 2012, compared to 61.0% and 61.8% in Q3 2011, respectively. The year-over-year improvement in gross margin was due to higher revenue, favorable product mix and lower fixed costs. Gross margin declined sequentially, as expected, driven by a greater mix of lower margin Ethernet revenue in Q3 2012.

•
GAAP operating margin was 12.6% and non-GAAP operating margin was 19.5% in Q3 2012, compared to 6.8% and 14.0% in Q3 2011, respectively. The year-over-year improvement in operating margin was due to higher revenue and expanded gross margin in Q3 2012. Operating margin improved quarter-over-quarter on higher revenue and lower operating expenses.

•	Operating cash flow was $113.1 million in Q3 2012. During the quarter, the Company reduced its term loan by $40.0 million. The remaining term loan balance was $30.0 million exiting the quarter.

•	GAAP EPS was $0.09 in Q3 2012, and non-GAAP EPS of $0.14 was up 59% year-over-year, which marks the fourth consecutive quarter of non-GAAP EPS year-over-year growth of nearly 20% or more.

•
Average diluted shares outstanding for Q3 2012 were lower by 40.0 million shares from Q3 2011, principally from share repurchases during the past year including 8.7 million shares ($45 million) repurchased during Q3 2012.

Brocade management will host a conference call to discuss fiscal third quarter results and fiscal fourth quarter outlook today at 2:30 p.m. PT (5:30 p.m. ET). To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call, prepared comments and slides as well as a written transcript, will be available at www.brcd.com.
Other Q3 2012 product, customer and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA. 95134
T. 408.333.8000 F. 408.333.8101

Financial Highlights and Additional Financial Information

	Q3 2012		Q2 2012		Q3 2011
Revenue	$555	M	$543	M	$503	M
GAAP net income	$43	M	$39	M	$2	M
Non-GAAP net income	$67	M	$72	M	$46	M
GAAP EPS — diluted	$0.09		$0.08		$0.00
Non-GAAP EPS — diluted	$0.14		$0.15		$0.09
GAAP gross margin	61.3%		62.0%		61.0%
Non-GAAP gross margin	63.7%		64.8%		61.8%
GAAP operating income	$70	M	$52	M	$34	M
Non-GAAP operating income	$108	M	$101	M	$70	M
GAAP operating margin	12.6%		9.5%		6.8%
Non-GAAP operating margin	19.5%		18.6%		14.0%
Adjusted EBITDA (1)	$131	M	$123	M	$91	M
Cash provided by operations	$113	M	$140	M	$11	M
•Q3 2012 effective GAAP tax rate was 25.7% and effective non-GAAP effective tax rate was 30.1%.
•Q3 2012 total Storage Area Networking (SAN) port shipments were approximately 1.1 million.
Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

	Q3 2012	Q2 2012	Q3 2011
As a % of total revenues
OEM revenues	67%	70%	61%
Channel/Direct revenues	33%	30%	39%
10% or greater customer revenues	55%	58%	43%
Domestic revenues	64%	65%	61%
International revenues	36%	35%	39%
Data Storage Products Revenues	58%	63%	55%
Ethernet Products Revenues	26%	21%	28%
Global Services Revenue	16%	16%	18%
Ethernet Business Revenues (2)	32%	26%	34%
As a % of Ethernet Business Revenues:
Enterprise, excluding Federal	52%	54%	54%
Federal	19%	11%	15%
Service Provider	29%	35%	32%

	Q3 2012		Q2 2012		Q3 2011
Cash, cash equivalents and short-term investments	$581	M	$545	M	$473	M
Deferred revenues	$280	M	$278	M	$264	M
Capital expenditures	$18	M	$21	M	$26	M
Total debt, net of discount	$630	M	$670	M	$839	M
Days sales outstanding	38 days		36 days		54 days
Employees at end of period	4,597		4,600		4,772

1)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.

2)	Ethernet Business revenues include product and global services revenues.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade's performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade's comparative operating performance both from period to period, and to its competitors' operating results. Management also believes these non-GAAP financial measures help indicate Brocade's baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade's GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade's ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade's operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade's underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade's underlying business; and

•	an easier way to compare Brocade's most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade's continuing operations. Management believes that it is appropriate to evaluate Brocade's operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision or benefit from certain pre-acquisition litigation (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations and other related costs, net, (iv) acquisition and integration costs, (v) loss on sale of property, (vi) interest expense related to the adoption of new standards relating to convertible debt instruments, (vii) original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, and (viii) loss on sale of a subsidiary.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade's newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade's GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade's liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s strategy and its routes to market. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets including the government sector, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in our Form 10-Q for the fiscal quarter ended April 28, 2012 and in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 29, 2011. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)
Brocade, the B-wing symbol, DCX, Fabric OS, and SAN Health are registered trademarks, and Brocade Assurance, Brocade NET Health, Brocade One, CloudPlex, MLX, VCS, VDX, and When the Mission Is Critical, the Network Is Brocade are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned are or may be trademarks or service marks of their respective owners.
©2012 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
	(In thousands, except per share amounts)
Net revenues
Product	$467,281	$414,298	$1,399,687	$1,328,822
Service	88,051	88,552	259,726	268,148
Total net revenues	555,332	502,850	1,659,413	1,596,970
Cost of revenues
Product	173,637	149,321	513,221	498,012
Service	41,217	47,002	123,863	142,939
Total cost of revenues	214,854	196,323	637,084	640,951
Gross margin	340,478	306,527	1,022,329	956,019
Operating expenses:
Research and development	90,530	87,320	272,780	270,669
Sales and marketing	146,378	153,345	457,921	462,991
General and administrative	18,612	16,617	55,752	53,176
Legal fees associated with indemnification obligations and other related costs, net	—	—	—	124
Amortization of intangible assets	14,737	15,023	44,467	46,236
Total operating expenses	270,257	272,305	830,920	833,196
Income from operations	70,221	34,222	191,409	122,823
Interest expense	(12,029)	(42,066)	(37,804)	(84,357)
Interest and other income (loss), net	103	(519)	(1,345)	(160)
Income (loss) before income tax	58,295	(8,363)	152,260	38,306
Income tax expense (benefit)	14,995	(10,300)	11,080	(16,628)
Net income	$43,300	$1,937	$141,180	$54,934
Net income per share — basic	$0.09	$0.00	$0.31	$0.12
Net income per share — diluted	$0.09	$0.00	$0.30	$0.11
Shares used in per share calculation — basic	457,147	483,744	455,727	474,020
Shares used in per share calculation — diluted	469,571	509,548	471,719	500,741

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	July 28, 2012	October 29, 2011
	(In thousands, except par value)
Assets
Current assets:
Cash and cash equivalents	$580,626	$414,202
Short-term investments	808	774
Total cash, cash equivalents and short-term investments	581,434	414,976
Accounts receivable, net of allowances for doubtful accounts of $2,184 and $1,388 at July 28, 2012 and October 29, 2011, respectively	231,155	249,141
Inventories	74,200	74,172
Deferred tax assets	55,400	53,604
Prepaid expenses and other current assets	49,176	52,308
Total current assets	991,365	844,201
Property and equipment, net	523,405	532,384
Goodwill	1,626,754	1,630,967
Intangible assets, net	134,715	214,697
Non-current deferred tax assets	182,381	210,028
Other assets	38,904	42,031
Total assets	$3,497,524	$3,474,308
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$116,469	$109,471
Accrued employee compensation	137,942	118,298
Deferred revenue	208,263	201,421
Current liabilities associated with facilities lease losses	868	1,456
Current portion of long-term debt	8,515	40,539
Other accrued liabilities	83,311	94,802
Total current liabilities	555,368	565,987
Long-term debt, net of current portion	621,206	748,904
Non-current liabilities associated with facilities lease losses	1,942	2,496
Non-current deferred revenue	71,560	69,024
Non-current income tax liability	46,366	63,593
Other non-current liabilities	9,481	10,166
Total liabilities	1,305,923	1,460,170
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 460,903 and 448,022 shares at July 28, 2012 and October 29, 2011, respectively	461	448
Additional paid-in capital	2,028,305	1,984,830
Accumulated other comprehensive loss	(19,204)	(11,996)
Retained earnings	182,039	40,856
Total stockholders’ equity	2,191,601	2,014,138
Total liabilities and stockholders’ equity	$3,497,524	$3,474,308

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	July 28, 2012	July 30, 2011
	(In thousands)
Cash flows from operating activities:
Net income	$43,300	$1,937
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(6)	(796)
Depreciation and amortization	47,159	51,220
Loss on disposal of property and equipment	108	136
Amortization of debt issuance costs and original issue discount	1,141	2,729
Write-off of debt issuance costs and original issue discount on debt extinguishment	—	25,465
Net gains on investments	(11)	(338)
Provision for doubtful accounts receivable and sales allowances	3,669	2,986
Non-cash compensation expense	13,069	20,969
Changes in assets and liabilities:
Accounts receivable	(16,986)	(10,229)
Inventories	5,280	14,733
Prepaid expenses and other assets	2,375	2,838
Deferred tax assets	(11)	53
Accounts payable	15,165	(21,621)
Accrued employee compensation	(3,089)	(41,899)
Deferred revenue	1,720	(7,870)
Other accrued liabilities	363	(26,901)
Liabilities associated with facilities lease losses	(187)	(2,354)
Net cash provided by operating activities	113,059	11,058
Cash flows from investing activities:
Proceeds from maturities and sale of short-term investments	—	1,584
Purchases of property and equipment	(17,736)	(26,086)
Net cash used in investing activities	(17,736)	(24,502)
Cash flows from financing activities:
Payment of principal related to the term loan	(40,000)	(211,257)
Payment of fees related to the term loan	—	(1,090)
Proceeds from term loan	—	198,949
Payment of principal related to capital leases	(469)	(443)
Common stock repurchases	(45,087)	(10,044)
Proceeds from issuance of common stock	29,211	45,945
Excess tax benefits from stock-based compensation	6	796
Net cash provided (used) in financing activities	(56,339)	22,856
Effect of exchange rate fluctuations on cash and cash equivalents	(2,697)	(415)
Net increase in cash and cash equivalents	36,287	8,997
Cash and cash equivalents, beginning of period	544,339	463,562
Cash and cash equivalents, end of period	$580,626	$472,559

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	July 28, 2012	July 30, 2011
	(In thousands)
Cash flows from operating activities:
Net income	$141,180	$54,934
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax (benefits) detriments from stock-based compensation	(1,338)	81
Depreciation and amortization	144,683	155,453
Loss on disposal of property and equipment	404	2,046
Amortization of debt issuance costs and original issue discount	3,767	11,924
Write-off of debt issuance costs and original issue discount on debt extinguishment	—	25,465
Net gains on investments	(35)	(348)
Provision for doubtful accounts receivable and sales allowances	9,533	8,057
Non-cash compensation expense	58,746	63,405
Changes in assets and liabilities:
Accounts receivable	8,454	13,802
Inventories	(2,099)	(2,931)
Prepaid expenses and other assets	2,675	(4,069)
Deferred tax assets	181	23
Accounts payable	8,476	(31,874)
Accrued employee compensation	5,554	(22,184)
Deferred revenue	9,377	13,299
Other accrued liabilities	(8,038)	(38,877)
Liabilities associated with facilities lease losses	(1,142)	(5,207)
Net cash provided by operating activities	380,378	242,999
Cash flows from investing activities:
Purchases of short-term investments	—	(38)
Proceeds from maturities and sale of short-term investments	—	1,604
Proceeds from sale of subsidiary	35	—
Purchases of property and equipment	(56,005)	(76,661)
Net cash used in investing activities	(55,970)	(75,095)
Cash flows from financing activities:
Payment of principal related to the term loan	(160,000)	(309,897)
Payment of fees related to the term loan	—	(1,090)
Proceeds from term loan	—	198,949
Payment of principal related to capital leases	(1,389)	(1,311)
Common stock repurchases	(70,153)	(10,044)
Proceeds from issuance of common stock	76,472	93,333
Excess tax benefits (detriments) from stock-based compensation	1,338	(81)
Net cash used in financing activities	(153,732)	(30,141)
Effect of exchange rate fluctuations on cash and cash equivalents	(4,252)	812
Net increase in cash and cash equivalents	166,424	138,575
Cash and cash equivalents, beginning of period	414,202	333,984
Cash and cash equivalents, end of period	$580,626	$472,559

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Three Months Ended
	July 28, 2012	July 30, 2011
	(In thousands, except per share amounts)
Net income on a GAAP basis	$43,300	$1,937
Adjustments:
Stock-based compensation expense included in cost of revenues	3,074	4,235
Amortization of intangible assets expense included in cost of revenues	10,713	14,466
Benefit from certain pre-acquisition litigation	—	(14,334)
Legal fees expense (recovery) associated with certain pre-acquisition litigation	(414)	92
Total gross margin adjustments	13,373	4,459
Stock-based compensation expense included in research and development	3,110	5,581
Stock-based compensation expense included in sales and marketing	4,483	8,670
Stock-based compensation expense included in general and administrative	2,402	2,483
Amortization of intangible assets expense included in operating expenses	14,737	15,023
Total operating expense adjustments	24,732	31,757
Total operating income adjustments	38,105	36,216
Original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing	—	25,465
Income tax effect of adjustments	(14,012)	(17,657)
Non-GAAP net income	$67,393	$45,961
Non-GAAP net income per share — basic	$0.15	$0.10
Non-GAAP net income per share — diluted	$0.14	$0.09
Shares used in non-GAAP per share calculation — basic	457,147	483,744
Shares used in non-GAAP per share calculation — diluted	469,571	509,548

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Nine Months Ended
	July 28, 2012	July 30, 2011
	(In thousands, except per share amounts)
Net income on a GAAP basis	$141,180	$54,934
Adjustments:
Stock-based compensation expense included in cost of revenues	12,045	11,262
Amortization of intangible assets expense included in cost of revenues	35,516	43,399
Benefit from certain pre-acquisition litigation	—	(14,334)
Legal fees expense (recovery) associated with certain pre-acquisition litigation	(465)	385
Total gross margin adjustments	47,096	40,712
Legal fees associated with indemnification obligations and other related costs, net	—	124
Stock-based compensation expense included in research and development	13,741	14,975
Stock-based compensation expense included in sales and marketing	24,946	27,081
Stock-based compensation expense included in general and administrative	8,014	10,087
Amortization of intangible assets expense included in operating expenses	44,467	46,236
Total operating expense adjustments	91,168	98,503
Total operating income adjustments	138,264	139,215
Original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing	—	25,465
Income tax effect of adjustments	(47,015)	(51,906)
Non-GAAP net income	$232,429	$167,708
Non-GAAP net income per share — basic	$0.51	$0.35
Non-GAAP net income per share — diluted	$0.49	$0.33
Shares used in non-GAAP per share calculation — basic	455,727	474,020
Shares used in non-GAAP per share calculation — diluted	471,719	500,741